Exhibit 99.1

Trupanion Reports Fourth Quarter and Full Year 2021 Results

SEATTLE, WA. February 16, 2022 -- Trupanion, Inc. (Nasdaq: TRUP), the leading provider of medical insurance for cats and dogs, today announced financial results for the fourth quarter and full year ended December 31, 2021.

“Our 60 month plan is off to a great start, as shown in our strong year-over-year growth metrics,” said Darryl Rawlings, founder and CEO of Trupanion. “In 2021, we added a record number of new pets while sustaining high-levels of retention, and maintaining scale in our subscription business. As a result, we were able to grow the funds generated from our existing pets by 37% and deploy 56% more capital year-over-year to acquire new pets at strong internal rates of return.”

Full Year 2021 Financial and Business Highlights

•Total revenue was $699.0 million, an increase of 39% compared to 2020.
•Total enrolled pets (including pets from our other business segment) was 1,176,778 at December 31, 2021, an increase of 36% over 2020.
•Subscription business revenue was $494.9 million, an increase of 28% compared to 2020.
•Subscription enrolled pets was 704,333 at December 31, 2021, an increase of 22% over 2020.
•Net loss was $(35.5) million, or $(0.89) per basic and diluted share, compared to net loss of $(5.8) million, or $(0.16) per basic and diluted share, in 2020. Net loss per share was impacted by $0.48 due to an increase in stock-based compensation and by $0.12 due to an increase in depreciation and amortization when compared to the prior-year period. The remaining year-over-year change in earnings per share primarily reflects the Company’s accelerated growth and associated acquisition spend in 2021.
•Adjusted EBITDA was $4.7 million, compared to adjusted EBITDA of $11.5 million in 2020.
•Operating cash flow was $7.5 million and free cash flow was $(4.9) million in 2021. This compared to operating cash flow of $21.5 million and free cash flow of $14.1 million in 2020.

Fourth Quarter 2021 Financial and Business Highlights

•Total revenue was $194.4 million, an increase of 36% compared to the fourth quarter of 2020.
•Subscription business revenue was $134.1 million, an increase of 26% compared to the fourth quarter of 2020 (25% on a constant currency basis).
•Net loss was $(7.0) million, or $(0.17) per basic and diluted share, compared to net loss of $(3.5) million, or $(0.09) per basic and diluted share, in the fourth quarter of 2020. Net loss per share was impacted by $0.10 due to an increase in stock-based compensation and by $0.01 due to an increase in depreciation and amortization when compared to the prior year-period.
•Adjusted EBITDA was $3.5 million, compared to adjusted EBITDA of $2.2 million in the fourth quarter of 2020.
•Operating cash flow was $5.2 million and free cash flow was $1.3 million in the fourth quarter of 2021. This is compared to operating cash flow of $4.0 million and free cash flow of $1.0 million in the fourth quarter of 2020.

Revenue by Quarter
Conference Call
Trupanion’s management will host a conference call today to review its fourth quarter and full year 2021 results. The call is scheduled to begin shortly after 1:30 p.m. PT/ 4:30 p.m. ET. A live webcast will be accessible through the Investor Relations section of Trupanion’s website at http://investors.trupanion.com and will be archived online for 3 months upon completion of the conference call. Participants can access the conference call by dialing 1-877-407-0784 (United States) or 1-201-689-8560 (International). A telephonic replay of the call will also be available after the completion of the call, by dialing 1-844-512-2921 (United States) or 1-412-317-6671 (International) and entering the replay pin number: 13726158.

About Trupanion
Trupanion is a leader in medical insurance for cats and dogs throughout the United States, Canada and Australia with over 700,000 pets enrolled. For over two decades, Trupanion has given pet owners peace of mind so they can focus on their pet's recovery, not financial stress. Trupanion is committed to providing pet owners with the highest value in pet medical insurance with unlimited payouts for the life of their pets. With its proprietary software, Trupanion is the only provider with the technology to pay veterinarians directly in minutes at the time of checkout. Trupanion is listed on NASDAQ under the symbol "TRUP". The company was founded in 2000 and is headquartered in Seattle, WA. Trupanion policies are issued, in the United States, by its wholly-owned insurance entity American Pet Insurance Company and, in Canada, by Omega General Insurance Company. Trupanion Australia is a partnership between Trupanion and Hollard Insurance Company. For more information, please visit trupanion.com.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 relating to, among other things, expectations, plans, prospects and financial results for Trupanion, including, but not limited to, its expectations regarding its ability to continue to grow its enrollments and revenue, implement its alliance with Aflac and otherwise execute its business plan. These forward-looking statements are based upon the current expectations and beliefs of Trupanion’s management as of the date of this press release, and are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. All forward-looking statements made in this press release are based on information available to Trupanion as of the date hereof, and Trupanion has no obligation to update these forward-looking statements.

In particular, the following factors, among others, could cause results to differ materially from those expressed or implied by such forward-looking statements: the ability to achieve or maintain profitability and/or appropriate levels of cash flow in future periods; the ability to keep growing our membership base and revenue; the accuracy of assumptions used in determining appropriate member acquisition expenditures; the severity and frequency of claims; the ability to maintain high retention rates; the accuracy of assumptions used in pricing medical plan subscriptions and the ability to accurately estimate the impact of new products or offerings on claims frequency; actual claims expense exceeding estimates; regulatory and other constraints on the ability to institute, or the decision to otherwise delay, pricing modifications in response to changes in actual or estimated claims expense; the effectiveness and statutory or regulatory compliance of our Territory Partner model and of our Territory Partners, veterinarians and other third parties in recommending medical plan subscriptions to potential members; the ability to retain existing Territory Partners and increase the number of Territory Partners and active hospitals; compliance by us and those referring us members with laws and regulations that apply to our business, including the sale of a pet medical plan; the ability to maintain the security of our data; fluctuations in the Canadian currency exchange rate; the ability to protect our proprietary and member information; the ability to maintain our culture and team; the ability to maintain the requisite amount of risk-based capital; our ability to implement and maintain effective controls, including over financial reporting; the ability to protect and enforce Trupanion’s intellectual property rights; the ability to successfully implement our alliance with Aflac; the ability to continue key contractual relationships with third parties; third-party claims including litigation and regulatory actions; the ability to recognize benefits from investments in new solutions and enhancements to Trupanion’s technology platform and website; and our ability to retain key personnel.

For a detailed discussion of these and other cautionary statements, please refer to the risk factors discussed in filings with the Securities and Exchange Commission (SEC), including but not limited to, Trupanion’s Annual Report on Form 10-K for the year ended December 31, 2020 and any subsequently filed reports on Forms 10-Q and 8-K. All documents are available through the SEC’s Electronic Data Gathering Analysis and Retrieval system at www.sec.gov or the Investor Relations section of Trupanion’s website at http://investors.trupanion.com.

Non-GAAP Financial Measures
Trupanion’s stated results may include certain non-GAAP financial measures. These non-GAAP financial measures may not provide information that is directly comparable to that provided by other companies in its industry as other companies in its industry may calculate or use non-GAAP financial measures differently. In addition, there are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with GAAP, may be different from non-GAAP financial measures used by other companies and exclude expenses that may have a material impact on Trupanion’s reported financial results. The presentation and utilization of non-GAAP financial measures is not meant to be considered in isolation or as a substitute for the directly comparable financial measures prepared in accordance with GAAP. Trupanion urges its investors to review the reconciliation of its non-GAAP financial measures to the most directly comparable GAAP financial measures in its consolidated financial statements, and not to rely on any single financial or operating measure to evaluate its business. These reconciliations are included below and on Trupanion’s Investor Relations website.

Because of varying available valuation methodologies, subjective assumptions and the variety of equity instruments that can impact a company’s non-cash expenses, Trupanion believes that providing various non-GAAP financial measures that exclude stock-based compensation expense and depreciation and amortization expense allows for more meaningful comparisons between its operating results from period to period. Trupanion offsets new pet acquisition expense from new members at the time of enrollment and considers it to be an offset to a portion of Trupanion’s new pet acquisition expense. Trupanion believes this allows it to calculate and present financial measures in a consistent manner across periods. Trupanion’s management believes that the non-GAAP financial measures and the related financial measures derived from them are important tools for financial and operational decision-making and for evaluating operating results over different periods of time.

Trupanion, Inc. Consolidated Statements of Operations (in thousands, except share data)
	Three Months Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020
	(unaudited)
Revenue:
Subscription business	$134,120	$106,416	$494,862	$387,732
Other business	60,259	36,271	204,129	114,296
Total revenue	194,379	142,687	698,991	502,028
Cost of revenue:
Subscription business(1)	108,627	85,761	407,664	314,875
Other business	55,217	33,333	186,981	105,252
Total cost of revenue(2)	163,844	119,094	594,645	420,127
Operating expenses:
Technology and development(1)	4,665	3,108	16,866	9,947
General and administrative(1)	8,996	6,502	31,893	21,847
New pet acquisition expense(1)	19,845	14,809	78,647	47,837
Depreciation and amortization	2,770	2,301	11,965	7,071
Total operating expenses	36,276	26,720	139,371	86,702
Loss from investment in joint venture	(22)	(42)	(171)	(126)
Operating loss	(5,763)	(3,169)	(35,196)	(4,927)
Interest expense	9	337	10	1,381
Other expense (income), net	236	(48)	14	(581)
Loss before income taxes	(6,008)	(3,458)	(35,220)	(5,727)
Income tax expense	1,034	44	310	113
Net loss	$(7,042)	$(3,502)	$(35,530)	$(5,840)

Net loss per share:
Basic and diluted	$(0.17)	$(0.09)	$(0.89)	$(0.16)
Weighted average shares of common stock outstanding:
Basic and diluted	40,413,434	37,841,055	40,137,505	35,858,869

(1)Includes stock-based compensation expense as follows:	Three Months Ended December 31,		Year Ended December 31,

	2021	2020	2021	2020
Cost of revenue	$1,379	$526	$7,148	$1,586
Technology and development	843	392	3,056	758
General and administrative	2,450	883	8,862	3,795
New pet acquisition expense	2,136	801	9,160	2,773
Total stock-based compensation expense	$6,808	$2,602	$28,226	$8,912

(2)The breakout of cost of revenue between veterinary invoice expense and other cost of revenue is as follows:
	Three Months Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020
Veterinary invoice expense	$132,852	$98,169	$486,062	$351,124
Other cost of revenue	30,992	20,925	108,583	69,003
Total cost of revenue	$163,844	$119,094	$594,645	$420,127

Trupanion, Inc. Consolidated Balance Sheets (in thousands, except share data)
	December 31, 2021	December 31, 2020

Assets
Current assets:
Cash and cash equivalents	$87,400	$139,878
Short-term investments	126,012	89,862
Accounts and other receivables, net of allowance for doubtful accounts of $342 and $271	165,217	99,065
Prepaid expenses and other assets	12,325	8,222
Total current assets	390,954	337,027
Restricted cash	13,469	6,319
Long-term investments, at fair value	7,061	5,566
Property and equipment, net	77,950	72,602
Intangible assets, net	22,663	27,134
Other long-term assets	17,776	16,557
Goodwill	32,709	33,045
Total assets	$562,582	$498,250
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$8,952	$6,059
Accrued liabilities and other current liabilities	28,162	22,864
Reserve for veterinary invoices	39,671	28,929
Deferred revenue	146,911	92,547
Total current liabilities	223,696	150,399
Deferred tax liabilities	2,827	4,705
Other liabilities	3,859	3,207
Total liabilities	230,382	158,311
Stockholders’ equity:
Common stock: $0.00001 par value per share, 100,000,000 shares authorized; 41,408,350 and 40,475,185 shares issued and outstanding at December 31, 2021; 40,383,972 and 39,450,807 shares issued and outstanding at December 31, 2020	—	—
Preferred stock: $0.00001 par value per share, 10,000,000 shares authorized; no shares issued and outstanding	—	—
Additional paid-in capital	466,792	439,007
Accumulated other comprehensive loss	3,077	3,071
Accumulated deficit	(126,890)	(91,360)
Treasury stock, at cost: 933,165 shares at December 31, 2021 and 2020	(10,779)	(10,779)
Total stockholders’ equity	332,200	339,939
Total liabilities and stockholders’ equity	$562,582	$498,250

Trupanion, Inc. Consolidated Statements of Cash Flows (in thousands)
	Three Months Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020
	(unaudited)
Operating activities
Net loss	$(7,042)	$(3,502)	$(35,530)	$(5,840)
Adjustments to reconcile net loss to cash provided by operating activities:
Depreciation and amortization	2,770	2,301	11,965	7,071
Stock-based compensation expense	6,808	2,602	28,226	8,912
Other, net	(996)	35	(1,927)	153
Changes in operating assets and liabilities:
Accounts and other receivables	(7,397)	(5,204)	(66,170)	(43,272)
Prepaid expenses and other assets	(1,133)	(860)	(3,055)	(2,839)
Accounts payable, accrued liabilities, and other liabilities	4,443	3,349	8,796	9,951
Reserve for veterinary invoices	914	(30)	10,768	7,662
Deferred revenue	6,789	5,273	54,385	39,746
Net cash provided by operating activities	5,156	3,964	7,458	21,544
Investing activities
Purchases of investment securities	(33,384)	(21,314)	(95,672)	(65,286)
Maturities of investment securities	18,803	14,249	57,869	44,066
Cash paid in business acquisition, net of cash acquired	—	(48,133)	—	(48,133)
Purchases of property, equipment and intangible assets	(3,818)	(2,939)	(12,355)	(7,451)
Other	(1,707)	(31)	(1,755)	57
Net cash used in investing activities	(20,106)	(58,168)	(51,913)	(76,747)
Financing activities
Proceeds from issuance of common stock, net of issuance costs	—	192,265	—	192,265
Proceeds from exercise of stock options	551	1,717	3,607	6,013
Shares withheld to satisfy tax withholding	(1,002)	(459)	(4,732)	(1,115)
Borrowings from line of credit, net of financing fees	—	—	—	6,213
Repayments to line of credit	—	(29,950)	—	(32,450)
Other financing	—	—	—	(78)
Net cash (used in) provided by financing activities	(451)	163,573	(1,125)	170,848
Effect of foreign exchange rate changes on cash, cash equivalents, and restricted cash, net	305	198	252	(16)
Net change in cash, cash equivalents, and restricted cash	(15,096)	109,567	(45,328)	115,629
Cash, cash equivalents, and restricted cash at beginning of period	115,965	36,630	146,197	30,568
Cash, cash equivalents, and restricted cash at end of period	$100,869	$146,197	$100,869	$146,197

The following tables set forth our key operating metrics:

	Year Ended December 31,

	2021	2020
Total Business:
Total pets enrolled (at period end)	1,176,778	862,928
Subscription Business:
Total subscription pets enrolled (at period end)	704,333	577,957
Monthly average revenue per pet	$63.56	$60.37
Lifetime value of a pet, including fixed expenses	$717	$653
Average pet acquisition cost (PAC)	$287	$247
Average monthly retention	98.74%	98.71%

	Three Months Ended
	Dec. 31, 2021	Sept. 30, 2021	Jun. 30, 2021	Mar. 31, 2021	Dec. 31, 2020	Sept. 30, 2020	Jun. 30, 2020	Mar. 31, 2020
Total Business:
Total pets enrolled (at period end)	1,176,778	1,104,376	1,024,226	943,854	862,928	804,251	744,727	687,435
Subscription Business:
Total subscription pets enrolled (at period end)	704,333	676,463	643,395	609,835	577,957	552,909	529,400	508,480
Monthly average revenue per pet	$63.89	$63.60	$63.69	$62.97	$62.03	$60.87	$59.40	$58.96
Lifetime value of a pet, including fixed expenses	$717	$697	$681	$684	$653	$615	$597	$535
Average pet acquisition cost (PAC)	$306	$280	$284	$279	$272	$261	$199	$247
Average monthly retention	98.74%	98.72%	98.72%	98.73%	98.71%	98.69%	98.66%	98.59%

The following table reflects the reconciliation of cash provided by operating activities to free cash flow (in thousands):

	Three Months Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020
Net cash provided by operating activities	$5,156	$3,964	$7,458	$21,544
Purchases of property and equipment	(3,818)	(2,939)	(12,355)	(7,451)
Free cash flow	$1,338	$1,025	$(4,897)	$14,093

The following table reflects the reconciliation between GAAP and non-GAAP measures (in thousands, except percentages):
	Three Months Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020
Veterinary invoice expense	$132,852	$98,169	$486,062	$351,124
Excluding:
Stock-based compensation expense	(798)	(358)	(4,538)	(1,118)
Other business cost of paying veterinary invoices	(38,009)	(22,254)	(129,614)	(72,119)
Subscription cost of paying veterinary invoices	$94,045	$75,557	$351,910	$277,887
% of subscription revenue	70.1%	71.0%	71.1%	71.7%

Other cost of revenue	$30,992	$20,925	$108,583	$69,003
Excluding:
Stock-based compensation expense	(581)	(168)	(2,610)	(468)
Other business variable expenses	(17,208)	(11,079)	(57,367)	(33,133)
Subscription variable expenses	$13,203	$9,678	$48,606	$35,402
% of subscription revenue	9.8%	9.1%	9.8%	9.1%

Technology and development expense	$4,665	$3,108	$16,866	$9,947
General and administrative expense	8,996	6,502	31,893	21,847
Excluding:
Stock-based compensation expense	(3,293)	(1,275)	(11,918)	(4,553)
Development expenses[1]	(858)	(339)	(3,719)	(339)
Business combination transaction costs[2]	—	(522)	(82)	(522)
Fixed expenses	$9,510	$7,474	$33,040	$26,380
% of total revenue	4.9%	5.2%	4.7%	5.3%

New pet acquisition expense	$19,845	$14,809	$78,647	$47,837
Excluding:
Stock-based compensation expense	(2,136)	(801)	(9,160)	(2,773)
Other business pet acquisition expense	(76)	(201)	(499)	(820)
Subscription acquisition cost	$17,633	$13,807	$68,988	$44,244
% of subscription revenue	13.1%	13.0%	13.9%	11.4%

Technology and development	$4,665	$3,108	$16,866	$9,947
Excluding:
Stock-based compensation expense	(843)	(392)	(3,056)	(758)
Technology expenses	(2,964)	(2,377)	(10,091)	(8,850)
Development expenses[1]	$858	$339	$3,719	$339
% of subscription revenue	0.4%	0.2%	0.5%	0.1%

1As we enter the next phase of our growth, we expect to invest in initiatives that are pre-revenue, including adding new products and international expansion. These development expenses are costs related to product exploration and development that are pre-revenue and historically have been insignificant. We view these activities as uses of our adjusted operating income separate from pet acquisition spend.

[2]These one-time expenses related to our acquisition of a software business, primarily related to legal and transaction costs incurred.

The following tables reflect the reconciliation of new pet acquisition expense, previously called “sales and marketing”, to acquisition cost and net acquisition cost (in thousands):

	Year Ended December 31,

	2021	2020
New pet acquisition expense	$78,647	$47,837
Excluding:
Stock-based compensation expense	(9,160)	(2,773)
Acquisition cost	69,487	45,064
Net of:
Sign-up fee revenue	(4,954)	(3,292)
Other business segment pet acquisition expense	(499)	(820)
Net acquisition cost	$64,034	$40,952

	Three Months Ended
	Dec. 31, 2021	Sept. 30, 2021	Jun. 30, 2021	Mar. 31, 2021	Dec. 31, 2020	Sept. 30, 2020	Jun. 30, 2020	Mar. 31, 2020
New pet acquisition expense	$19,845	$19,708	$19,390	$19,704	$14,809	$13,344	$9,242	$10,442
Excluding:
Stock-based compensation expense	(2,136)	(2,112)	(2,181)	(2,731)	(801)	(741)	(675)	(556)
Acquisition cost	17,709	17,596	17,209	16,973	14,008	12,603	8,567	9,886
Net of:
Sign-up fee revenue	(1,162)	(1,268)	(1,260)	(1,264)	(919)	(827)	(781)	(765)
Other business segment pet acquisition expense	(76)	(134)	(118)	(171)	(201)	(265)	(191)	(163)
Net acquisition cost	$16,471	$16,194	$15,831	$15,538	$12,888	$11,511	$7,595	$8,958

The following tables reflect the reconciliation of adjusted EBITDA to net income (loss) (in thousands):

	Year Ended December 31,

	2021	2020
Net loss	$(35,530)	$(5,840)
Excluding:
Stock-based compensation expense	28,226	8,912
Depreciation and amortization expense	11,965	7,071
Interest income	(337)	(628)
Interest expense	10	1,381
Other non-operating expenses	2	99
Income tax expense	310	113
Business combination transaction costs	82	522
(Gain) loss from equity method investment	6	(117)
Adjusted EBITDA	$4,734	$11,513

	Three Months Ended
	Dec. 31, 2021	Sept. 30, 2021	Jun. 30, 2021	Mar. 31, 2021	Dec. 31, 2020	Sept. 30, 2020	Jun. 30, 2020	Mar. 31, 2020
Net income (loss)	$(7,042)	$(6,819)	$(9,221)	$(12,448)	$(3,502)	$(2,558)	$1,353	$(1,133)
Excluding:
Stock-based compensation expense	6,808	6,443	6,527	8,448	2,602	2,430	2,227	1,653
Depreciation and amortization expense	2,770	2,944	3,158	3,093	2,301	1,666	1,723	1,381
Interest income	(80)	(85)	(84)	(88)	(83)	(74)	(134)	(337)
Interest expense	9	—	3	(2)	337	324	341	379
Other non-operating expenses	—	(1)	3	—	1	2	44	52
Income tax expense (benefit)	1,034	(312)	(195)	(217)	44	26	17	26
Business combination transaction costs	—	—	—	82	522	—	—	—
(Gain) loss from equity method investment	—	—	6	—	—	—	(117)	—
Adjusted EBITDA	$3,499	$2,170	$197	$(1,132)	$2,222	$1,816	$5,454	$2,021

Contacts:

Investors:
Laura Bainbridge, Vice President, Corporate Communications
206.607.1929
InvestorRelations@trupanion.com